UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July, 17th 2014
Date of Report (Date of earliest event reported)

Evergreen-Agra, Inc.
(Exact name of registrant as specified in its charter)

Nevada		98-0460379
(State or other jurisdiction of
incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur suite 300, Irvine CA, USA 92612

(Address of principal executive offices) (Zip Code)

562.714.1666
Registrant's telephone number, including area code

481 West Bay Rd. Grand Cayman, Cayman Islands KY1-9006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 - Other Events

(a) Effective July 17, 2014, The issuer changed its address to 19800 MacArthur suite 300, Irvine CA, USA 92612

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Effective July 17, 2014, the board of directors of the Company accepted the resignation of Rene Hamouth as the Company's Chief Executive Officer.

(b) Effective July 17, 2014, the board of directors of the Company accepted the resignation of Richard Specht as the Company's Interim Chief Financial Officer.

(c) Effective July 17, 2014, the board of directors appointed Rene Hamouth as the Company's Chairman of The Board. The appointment of Rene Hamouth as the Chairman of The Board was not based on any prior understanding or arrangement.

(d) Effective July 17, 2014, the board of directors appointed Chadd McKeen as the Company's Chief Executive Officer and as a new member of the board of directors to serve until the Company's next annual meeting of stockholders. The appointment of Chadd McKeen as the Chief Executive Officer and to the board of directors was not based on any prior understanding or arrangement.

(e) Effective July 17, 2014, the board of directors appointed Todd Hazlewood as the Company's Chief Financial Officer and as a new member of the board of directors to serve until the company's next annual meeting of stockholders. The appointment of Todd Hazlewood as the Company's Chief Financial Officer and to the board of directors was not based on any prior understanding or arrangement.

(f) Effective July 17, 2014, the board of directors appointed Ryan Hamouth as the Company's Chief Operating Officer and as a new member of the board of directors to serve until the company's next annual meeting of stockholders. The appointment of Ryan Hamouth as the Company's Chief Operating Officer and to the board of directors was not based on any prior understanding or arrangement.

As a result Management will consist of 6 (six) as follows;

Chadd Mckeen
Chief Executive Officer / Director

Facundo I. Bacardi
Senior Advisor / Director

Rene Hamouth
Chairman of the Board / Director

Ryan Hamouth
Chief Operating Officer / Director

Todd Hazlewood
Chief Financial Officer / Director

Richard Specht
Corporate Secretary / Director

Item 2.01       Completion of Acquisition or Disposition of Assets

(a)
Effective July 17, 2014, Pursuant to the Stock Purchase, the Company affirmed that it issuing 1,000,000 shares of common stock to Chadd McKeen ( Othersidefarms ) in exchange for all of the outstanding equity securities, assets, intellectual property, patents, and facilities of OtherSideFarms (“OSF”). The Common Stock issued by the Company was issued under Section 4(2) of the Securities Act as promulgated thereunder. As a result of the issuance of the 1,000,000 shares of common stock to Chadd Mckeen, OSF is now a wholly owned subsidiary of Evergreen-Agra, Inc. with Chadd McKeen continuing as Chief Executive Officer with the issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Evergreen-Agra, Inc

By /s/ Rene Hamouth
Date: July 17, 2014
Rene Hamouth / CEO